MANAGEMENT ENERGY, INC.

____________________________

STOCK PURCHASE AGREEMENT

____________________________

JULY 23, 2009

MANAGEMENT ENERGY, INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is made as of July 23, 2009 (the “Effective Date”) by and between Management Energy, Inc., a Nevada corporation (the “Company”), and Lotus Asset Management, LLC, a California limited liability company (the “Purchaser”).

The parties hereby agree as follows:

1.           Purchase and Sale of the Shares.  Upon the terms and subject to the conditions herein contained, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, at the Closing (as defined in Section 2.1) on the Closing Date (as defined in Section 2.1), 400,000 shares of the Company’s Common Stock, par value $.001 per share (the “Shares”), at a price per Share equal to the $1.00.

2.           The Closing

2.1           Closing Date.  The closing of the purchase and sale of the Shares (the “Closing”) shall be held on the Effective Date or at such other time as the Company and the Purchaser shall agree (the “Closing Date”).

2.2           Delivery.  At the Closing: (a) the Purchaser will deliver to the Company by wire transfer funds in the amount of $400,000 and (b) the Company shall issue and deliver to the Purchaser a stock certificate representing the Shares.

2.3           The Purchaser agrees with the Company that:

(a)           Subject to Section 2.4, the stock certificates evidencing the Shares, and each stock certificate issued in transfer thereof, will bear the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR WITH ANY SECURITIES COMMISSION UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.”

1.

(b)           The stock certificates representing the Shares and each stock certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

(c)           Absent an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) covering any proposed disposition of the Shares or any part thereof, it will not offer for sale, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Shares without first providing the Company with an opinion of counsel to the effect that such offer, sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities or blue sky laws, except that no such registration or opinion will be required with respect to: (i) a transfer not involving a change in beneficial ownership, or (ii) the distribution of any of the Shares by the Purchaser to any of its partners or retired partners or to the estate of any of its partners or retired partners, members, officers and directors.

(d)           It consents to the Company’s making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer of the Shares contemplated by this Section 2.3.

(e)           Until such time as one or more of the requirements set forth in Section 2.4 have been satisfied, the Shares shall be restricted securities under the Securities Act and may be transferable only in accordance with this Agreement or the requirements of the Securities Act or any other applicable federal or state law, rule or regulation.

2.4           Removal of Transfer Restrictions The Company shall remove any legend endorsed on a stock certificate evidencing Shares pursuant to Section 2.3, and any stop transfer instructions and record notations with respect to such Shares and issue a certificate without such legend to the holder of such Shares: (a) if such Shares are transferred in a transaction registered under the Securities Act or (b) if such holder provides the Company with an opinion of counsel to the effect that a sale or transfer of such Shares may be made under Rule 144 under the Securities Act  or otherwise without registration under the Securities Act and are not restricted following such sale or transfer.

3.	Representations and Warranties of the Company

The Company hereby represents and warrants to the Purchaser as follows:

3.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has all requisite corporate power and authority to own and operate its properties and assets, to enter into this Agreement, to carry out the provisions of this Agreement and to carry on its business as presently conducted.

3.2           Authorization.  All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Shares, has been taken.  This Agreement, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

2.

3.3           Valid Issuance.  The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and free of any liens, preemptive rights, rights of first refusal, restrictions or encumbrances, other than those created by the Purchaser.

3.4           Governmental Consents.  All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement and the offer, sale or issuance of the Shares shall have been obtained and will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

4.	Representations and Warranties of the Purchaser

The Purchaser represents and warrants to the Company as follows:

4.1           Purchase for Own Account.  The Purchaser represents that it is acquiring the Shares, solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

4.2           Information and Sophistication.  Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (i) acknowledges that it has had access to and reviewed the periodic and other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, (ii) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Shares, (iii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser and (iv) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3           Ability to Bear Economic Risk.  The Purchaser acknowledges that investment in the Shares involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.  In addition, the Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser’s investment in the Shares and (ii) understands and has fully considered for purposes of this investment the risks of this investment and understands that (a) this investment is suitable only for an investor who is able to bear the economic consequences of losing its entire investment, (b) the Company has a limited financial and operating history, (c) the Shares represent an extremely speculative investment which involves a high degree of risk of loss, and (d) there are substantial restrictions on the transferability of the Shares; accordingly, it may not be possible for the Purchaser to liquidate its investment in the Shares in case of emergency.  The Purchaser understands that there have been no representations as to the possible future value, if any, of the Shares.

3.

4.4           Further Limitations on Disposition.  The Purchaser understands and acknowledges that the offering and issuance of the Shares will not be registered under the Securities Act on the grounds that the offering and issuance of the Shares are exempt from registration under the Securities Act, and that the Company’s reliance upon such exemption is predicated upon the Purchaser’s representations set forth in this Agreement.  The Purchaser understands and acknowledges that the Shares must be held indefinitely and it cannot dispose of the Shares unless the offer and sale of the Shares is registered under the Securities Act or unless an exemption from registration is available.

4.5           Advisors

4.6           .  The Purchaser is not relying on any statements or representations of the Company or any of its agents with respect to the tax consequences of this investment and the transactions contemplated by this Agreement and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  The Purchaser is not relying on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

4.6           Accredited Investor Status.  The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

4.7           Further Assurances.  The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to comply with state or federal securities laws or other regulatory approvals.

5.	Conditions To Closing

5.1           Conditions to the Purchaser’s Obligations at the Closing.  The Purchaser’s obligation to purchase the Shares at the Closing is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)           Representations and Warranties True; Performance of Obligations.  The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

(b)           Corporate Documents.  The Company shall have delivered to the Purchaser or its counsel, copies of all corporate documents of the Company as the Purchaser shall reasonably request.

5.2           Conditions to Obligations of the Company.  The Company’s obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)           Representations and Warranties True.  The representations and warranties in Section 4 made by the Purchaser shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if they had been made as of the Closing Date.

4.

(b)           Performance of Obligations.  The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or prior to the Closing.

6.	Miscellaneous

6.1           Binding Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California excluding its conflict of laws principles.

6.3           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at 30900 Rancho Viejo Road, San Juan Capistrano, CA 92675 and to Purchaser at 12307 7th Helena, Los Angeles, CA 90049 or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

6.6           Modification; Waiver.  No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

6.7           Entire Agreement; Invalid or Void Provisions.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.  If any provision of this Agreement is deemed invalid, illegal, or unenforceable, such provision will be deemed amended to conform to applicable law so as to be valid, legal and enforceable; if such provision cannot be amended without altering materially the intention of the parties, it will be stricken and the remainder of this Agreement will remain in full force and effect.

5.

6.8           Expenses.  The Company and the Purchaser shall each bear their own expenses in connection with the transactions contemplated by this Agreement.

6.9           Finders Fees.  Each of the Company and the Purchaser will indemnify the other against all liabilities incurred by such party with respect to claims related to investment banking or finders fees in connection with the transactions contemplated by this Agreement, arising out of arrangements entered into by the indemnifying party, and all costs and expenses (including reasonable fees of counsel) of investigating and defending such claims.

 [Signature Page Follows]

6.

In Witness Whereof, the parties have executed this Stock Purchase Agreement as of the date first written above.

COMPANY:
Management Energy, Inc. By:_______________________________ Name: Title:

PURCHASER: Lotus Asset Management, LLC By:______________________________